SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 12, 2010

Date of Report
(Date of Earliest Event Reported)

Tuffnell Ltd.

 (Exact name of registrant as specified in its charter)

Nevada	000-53610	26-2463465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Oxford St,
London, UNITED KINGDOM
W1D 2EU

 (Address of principal executive offices)

T: 011 44 (020) 7903 5084

 (Registrant's telephone number, including area code)

1802 N. Carson Street, Suite 108-3599
Carson City, NV 89701

 (Former name and former address, if changed since last report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 12, 2010, Tuffnell Ltd. (the "Company") entered into an Option Agreement (the "Agreement") with MinQuest Inc. ("MinQuest"), whereby MinQuest granted the Company the sole and exclusive right and option to acquire an undivided 100% right, title and interest in and to the Little Butte property subject only to a Royalty, being located in LaPaz County, Arizona (the "Property").

Under the terms of the Agreement, MinQuest has granted the Company the sole and exclusive option to acquire a 100% undivided interest in and to the Property by making a cash payment to MinQuest of $39,261 US on signing the Agreement, $10,000 on or before February 25th 2011, $20,000 US on or before March 12, 2011, $20,000 on or before the February 25th 2012, $30,000 on or before March 12, 2012, $30,000 on or before February 25th 2013, $40,000 on or before March 12, 2013, $40,000 on or before February 25th 2014, $50,000 on or before March 12, 2014, $175,000 on or before February 25th 2015, $60,000 on or before March 12, 2015, $60,000 on or before March 12, 2016 and $60,000 on or before March 12, 2017. The Company shall also be responsible for making all necessary property payments and taxes to keep the Property in good standing.

The Company shall complete the following exploration expenditures on the Property as follows: (i) $250,000 on or before the first anniversary of the signing of the Agreement (ii) $250,000 on or before the second anniversary of the signing of the Agreement; (iii) $300,000 on or before the fourth anniversary of the signing Agreement; (iv) $300,000 on or before the fifth anniversary of the signing of the Agreement; (v) $300,000 on or before the sixth anniversary of the signing of the Agreement; and (vi) $300,000 on or before the seventh anniversary of the signing of the Agreement .

If and when the option has been exercised, a 100% right title and interest in and to the property shall vest in the Company free and clear of all charges except for the Royalty. The Company may terminate the Agreement at any time by giving 30 days notice of such termination of the Agreement.

If the Company is in default of the Agreement, MinQuest may terminate the Agreement but only if:

(a) MinQuest has first given the Company notice of the default containing particulars of the obligations which the Company has not performed and (b) the Company has not, within 30 days following delivery of such notice, cured such default by appropriate payment or performance.

Item 1.02 Change of Corporate Address and phone number

Effective March 12, 2010, Tuffnell Ltd has changed the location of its principal executive corporate office. The new address is

Tuffnell Ltd
81 Oxford St,
London, UNITED KINGDOM
W1D 2EU

T: 011 44 (020) 7903 5084
F: 011 44 (0) 207 903 5333

Item 9.01 Financial Statements and Exhibits.

Exhibits:

10.1 Option Agreement between Tuffnell Ltd and MinQuest Ltd. dated March 12, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tuffnell Ltd

Date: March 15 , 2010	By:	/s/ George Dory
George Dory, President